Exhibit 10.4

REVOLVER CREDIT AGREEMENT

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March     , 2006, among WESTLAKE CHEMICAL CORPORATION (“Westlake”) and certain of its domestic subsidiaries listed as Borrowers to the Credit Agreement described below (collectively, the “Borrowers”), Lenders under the Credit Agreement, BANK OF AMERICA, N.A., in its capacity as Agent for Lenders under the Credit Agreement (the “Agent”), and Guarantors under the Credit Agreement (hereinafter defined).

Reference is made to the Credit Agreement, dated as of July 31, 2003 (as amended, modified, and supplemented, the “Credit Agreement”), among the Borrowers, the Agent, and Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement and all Section references herein are to Sections in the Credit Agreement.

RECITALS

A. Borrowers have requested that Lenders agree to amend certain provisions of the Credit Agreement, including without limitation, amending certain covenants and increasing the Maximum Inventory Loan Amount.

B. Subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1. Amendments to Credit Agreement. By execution of this Amendment, the Credit Agreement is hereby amended as follows:

1.1 December Financial Reports. The first sentence of Section 5.2(c) of the Credit Agreement is amended in its entirety to read as follows:

“(c) As soon as available, but in any event not later than thirty (30) days after the end of each month other than March, June, September, or December (and, as soon as available, but in any event not later than forty-five (45) days after the end of each March, June, and September, and, as soon as available, but in any event not later than the earlier of (i) the filing of Financial Statements with the SEC pursuant to Section 5.2(a) and (ii) ninety (90) days after the end of each December, and without duplication of the Financial Statements required by Section 5.2(b)), consolidated unaudited balance sheets of Westlake and its Subsidiaries as at the end of such month, and consolidated unaudited income statements and cash flow statements for Westlake and its Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of Westlake and its Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP (except for the inclusion of necessary footnotes) applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a), together with a schedule setting forth in reasonable detail the calculation of the Fixed Charge Coverage Ratio for the immediately preceding twelve (12) month period.”

1	Sixth Amendment to Revolver Credit Agreement

1.2 Accounts Receivable Reporting. Section 5.2(l) of the Credit Agreement is amended in its entirety to read as follows:

“ (l) As soon as available, but in any event by the second Business Day of each week for the prior week ending on the last Business Day of such prior week; provided that not more than four (4) times in any fiscal year, the following may be delivered by the third Business Day of such week, in form and substance reasonably satisfactory to the Agent: (i) a schedule of each Loan Party’s Accounts created, credit memoranda, and collections for the applicable week, together with a reconciliation of each Loan Party’s Accounts created, credit memos, collections and other adjustments to Accounts since the last such weekly reconciliation and a Borrowing Base Certificate; (ii) a summary of each credit memorandum in excess of $1,000,000; (iii) after the occurrence of the Account Triggering Date, an Inventory report; and (iv) with the delivery of each of the foregoing, a certificate executed by a Responsible Officer on behalf of all of the Loan Parties certifying as to the accuracy and completeness of the foregoing; provided that so long as the sum of Availability plus the unrestricted cash of Westlake and its Subsidiaries (A) exceeds $200,000,000 or (B) becomes less than $200,000,000 (during which time the reports and information required to be delivered pursuant to this Section 5.2(l) shall be delivered on a weekly basis as aforesaid) but thereafter exceeds $250,000,000 for a period of three consecutive months and continues to exceed $200,000,000 after the end of such three consecutive month period, the reports and other information required to be delivered pursuant to this Section 5.2(l) shall be required to be delivered as soon as available, but in any event within fifteen (15) days after the end of each month or more frequently as requested by the Agent to determine Availability or otherwise.”

1.3 Maximum Inventory Loan Amount. The definition of Maximum Inventory Loan Amount in Annex A to the Credit Agreement is amended in its entirety to read as follows:

"“Maximum Inventory Loan Amount” means $200,000,000.”

Paragraph 2. Amendments to Security Agreements. By execution of this Amendment, each of the “$100,000,” “$250,000,” and “$500,000” amounts appearing in Sections 11(b), (d) and (e) of each of the Security Agreements is amended to read “$1,000,000.”

Paragraph 3. Effective Date. Notwithstanding any contrary provision, this Amendment is not effective until the date (the “Effective Date”) upon which:

(a) the Agent has received counterparts of this Amendment executed by each Borrower, each Guarantor, Agent, and each Lender;

(b) all representations and warranties made hereunder and in the other Loan Documents shall be true and correct as of the date hereof as though made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date;

(c) No Default or Event of Default shall have occurred and be continuing; and

(d) Borrowers shall have paid Attorney Costs of the Agent incurred in connection with the Loan Documents, including any outstanding Attorney Costs of the Agent on the Effective Date.

Paragraph 4. Acknowledgment and Ratification. As a material inducement to the Agent and Lenders to execute and deliver this Amendment, each Borrower and each Guarantor (a) consent to the agreements in this Amendment; and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrowers or Guarantors under their respective Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed.

2	Sixth Amendment to Revolver Credit Agreement

Paragraph 5. Representations. As a material inducement to Lenders to execute and deliver this Amendment, each Borrower and each Guarantor represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, (b) no Default or Event of Default exists, (c) the attachments to, and the certifications made in, the Officer’s Certificates executed and delivered to the Agent and Lenders in connection with the Fifth Amendment to the Credit Agreement dated as of January 6, 2006, have not been modified or amended, remain in full force and effect, and are hereby ratified and confirmed and (d) the execution, delivery and performance of this Amendment have been duly authorized by all necessary partnership and corporate action and this Amendment constitutes the valid and binding obligation of each of them.

Paragraph 6. Fees and Expenses. Borrowers shall pay all reasonable costs, fees, and expenses paid or incurred by the Agent in connection with this Amendment, including, without limitation, Attorney Costs of the Agent in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 7. Waiver. Each Loan Party (i) acknowledges and agrees that, as of the date hereof, it has no actual or potential claim or cause of action against Agent or any Lender relating to any Loan Documents or any actions or events occurring on or before the date of this Amendment and (ii) waives and releases any right to assert such claim or cause of action to the extent based on actions or events occurring on or before the date hereof.

Paragraph 8. Miscellaneous.

8.1 This Amendment is a “Loan Document” referred to in the Credit Agreement, and the provisions relating to Loan Documents in Article 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

8.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the “Credit Agreement” shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

Paragraph 9. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 10. Parties. This Amendment binds and inures to Borrowers, Guarantors, the Agent, Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.

3	Sixth Amendment to Revolver Credit Agreement

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BANK OF AMERICA, N.A., as the Agent and a Lender

By:	/s/ Robert Mostert
Name:	Robert Mostert
Title:	Vice President

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GENERAL ELECTRIC CAPITAL CORPORATION,

as a Lender

By:	/s/ Bond Harberts
Name:	Bond Harberts
Title:	Duly Authorized Signatory

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

THE CIT GROUP/BUSINESS CREDIT, INC.,

as a Lender

By:	/s/ David Rothberg
Name:	David Rothberg
Title:	Assistant Vice President

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Timothy S. Culver
Name:	Timothy S. Culver
Title:	Vice President

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

WELLS FARGO FOOTHILL, LLC,

as a Lender

By:	/s/ Juan Barrera
Name:	Juan Barrera
Title:	Vice President

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

LASALLE BUSINESS CREDIT, LLC,

as a Lender

By:	/s/ Douglas Colletti
Name:	Douglas Colletti
Title:	Senior Vice President

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

UBS AG, STAMFORD BRANCH,

as a Lender

By:	/s/ Luis Pistecchia
Name:	Louis Pistecchia
Title:	Director Banking Products Services, US

By:	/s/ Douglas Gervolino
Name:	Douglas Gervolino
Title:	Associated Director Banking Products Services, US

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

CREDIT SUISSE FIRST BOSTON, acting through

its Cayman Islands Branch, as a Lender

By:	/s/ Alain Dacust
Name:	Alain Dacust
Title:	Director

By:	/s/ Denise L. Alvarez
Name:	Denise L. Alvarez
Title:	Associate

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By:	/s/ Frank Fazio
Name:	Frank Fazio
Title:	Director

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BORROWERS AND GUARANTORS:

WESTLAKE CHEMICAL CORPORATION, a Delaware corporation
WESTLAKE PVC CORPORATION, a Delaware corporation
WESTLAKE VINYLS, INC., a Delaware corporation
NORTH AMERICAN BRISTOL CORPORATION, a Delaware corporation

By:	/s/ Albert Chao
Albert Chao
President of the above Borrowers

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

NORTH AMERICAN PIPE CORPORATION,
a Delaware corporation
VAN BUREN PIPE CORPORATION, a Delaware corporation
WESTECH BUILDING PRODUCTS, INC., a Delaware corporation
WESTECH PROFILES LIMITED, a Delaware corporation

By:	/s/ Wayne D. Morse
Wayne D. Morse
President of the above Borrowers

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

WESTLAKE VINYLS COMPANY LP,
a Delaware limited partnership
By:	GVGP, Inc., its general partner

WESTLAKE PETROCHEMICALS LP, a Delaware limited partnership
By:	Westlake Chemical Investments, Inc., its general partner

WESTLAKE POLYMERS LP, a Delaware limited partnership
By:	Westlake Chemical Investments, Inc., its general partner

WESTLAKE STYRENE LP, a Delaware limited partnership
By:	Westlake Chemical Holdings, Inc., its general partner

WPT LP, a Delaware limited partnership
By:	Westlake Chemical Holdings, Inc., its general partner

By:	/s/ Albert Chao
Albert Chao
President of the general partners of the above Borrowers

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GUARANTORS:

GVGP, INC., a Delaware corporation
WESTLAKE CHEMICAL HOLDINGS, INC.,
a Delaware corporation
WESTLAKE CHEMICAL INVESTMENTS, INC.,
a Delaware corporation
WESTLAKE MANAGEMENT SERVICES, INC.,
a Delaware corporation
WESTLAKE OLEFINS CORPORATION,
a Delaware corporation
WESTLAKE RESOURCES CORPORATION,
a Delaware corporation
WESTLAKE VINYL CORPORATION,
a Delaware corporation
WESTLAKE INTERNATIONAL CORPORATION,
a Delaware corporation
WESTLAKE NG I CORPORATION,
a Delaware corporation
WESTLAKE NG II CORPORATION
a Delaware corporation

By:	/s/ Albert Chao
Albert Chao
President of the above entities

Signature Page to Sixth Amendment

Signature Page to that certain Sixth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GEISMAR HOLDINGS, INC., a Delaware corporation
WESTLAKE CHEMICAL MANUFACTURING, INC., a Delaware corporation
WESTLAKE CHEMICAL PRODUCTS, INC., a Delaware corporation
WESTLAKE DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ R. Michael Looney
R. Michael Looney
President of the above entities

Signature Page to Sixth Amendment